Cover Page                                                                497(b)
                                                                       333-76130
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The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED JULY 12, 2002 TO THE CURRENT PROSPECTUS AND SUPPLEMENTS TO PROSPECTUS FOR:


PARAMOUNT LIFE
--------------------------------------------------------------------------------


This supplement modifies certain information in the above-referenced prospectus, as supplemented to date (together, the "Prospectuses") by adding information about new variable investment options. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses.


     1.   NEW VARIABLE INVESTMENT OPTIONS:

          The following is added to each Prospectus under "Fee table":


     A. We anticipate making available the variable investment options described below on or about July 12, 2002, subject to state availability:



------------------------------------------------------------------------------------------------------------------
                                                          FEE TABLE INFORMATION:
    FUND OR TRUST AND                               ANNUAL EXPENSES (AS A PERCENTAGE OF
    PORTFOLIO NAMES                             AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)
------------------------------------------------------------------------------------------------------------------
                                                                                   Fee Waivers
                                                                                     and/or
                                                                                    Expense         Net Total
                              Management           Other          Total Annual     Reimburse-        Annual
                                Fee(1)           Expenses           Expenses         ments          Expenses
------------------------------------------------------------------------------------------------------------------
 PORTFOLIOS:
------------------------------------------------------------------------------------------------------------------
Davis Variable              0.75%            0.12%                0.87%             --            0.87%
Account Fund, Inc --
Davis Value Portfolio
------------------------------------------------------------------------------------------------------------------
MFS Variable                0.75%            0.20%(3)(5)          0.95%(3)        0.05%(4)        0.90%(3)
Insurance Trust --
MFS Mid Cap
Growth Portfolio
------------------------------------------------------------------------------------------------------------------
OCC Accumulation            0.80%            0.50%(5)             1.30%           0.30%(6)        1.00%
Trust -- PIMCO
Renaissance Portfolio
------------------------------------------------------------------------------------------------------------------
PIMCO Variable              0.25%            0.41%(7)             0.66%           0.01%(8)        0.65%
Insurance Trust --
PIMCO Total Return
Portfolio
(Administrative class
shares)(9)
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    FUND OR TRUST AND
    PORTFOLIO NAMES                     OTHER PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
                                      Objective        Investment Adviser(2)
--------------------------------------------------------------------------------
PORTFOLIOS:
--------------------------------------------------------------------------------
Davis Variable                 Growth of capital      Adviser:
Account Fund, Inc --                                  Davis Selected Advisers,
Davis Value Portfolio                                 L.P.
                                                      Sub-Adviser:
                                                      Davis Selected
                                                      Advisers - NY, Inc.
--------------------------------------------------------------------------------
MFS Variable                    Long-term growth      Massachusetts Financial
Insurance Trust --                 of capital         Services Company
MFS Mid Cap
Growth Portfolio
--------------------------------------------------------------------------------
OCC Accumulation               Long-term capital      OpCap Advisors LLC
Trust -- PIMCO              appreciation and income
Renaissance Portfolio
--------------------------------------------------------------------------------
PIMCO Variable                Maximum total return    PIMCO
Insurance Trust --              consistent with       (Pacific Investment
PIMCO Total Return          preservation of capital   Management Company
Portfolio                    and prudent investment   LLC)
(Administrative class              management
shares)(9)
--------------------------------------------------------------------------------


(1) The management fee for a Portfolio cannot be increased without a vote of its shareholders.

(2) The investment results you achieve in a variable investment option will depend on the investment performance of the corresponding Portfolio of the Trust or Fund that shares the same name as that option. The Investment Adviser of a Portfolio makes the investment decisions for that Portfolio.


(3) The MFS Mid Cap Growth Portfolio has an expense offset arrangement that reduces the Portfolio's custodian fee based upon the amount of cash maintained by the Portfolio with its custodian and dividend disbursing agent. The Portfolio may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the Portfolio's expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the Portfolio. Had these fee reductions been taken into account, "Net Expenses" would be lower for the Portfolio, and the expenses for the Portfolio would be equal to 0.90%.


(4) Massachusetts Financial Services Company has contractually agreed, subject to reimbursement, to bear the Portfolio's expenses such that


                                                                          X00419

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     "Other Expenses" (after taking into account the expense offset arrangement described above) do not exceed 0.15% annually. This contractual fee arrangement will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the arrangement.

(5) "Other Expenses" are based on estimated amounts for the current fiscal year.

(6) The Investment Adviser has contractually agreed to waive any amounts payable to the Investment Adviser and reimburse the Portfolio so that the total operating expenses of the Portfolio (net of any expense offsets) do not exceed 1.00% of the annual average daily net assets.

(7) "Other Expenses" reflect a 0.25% administrative fee, a 0.15% service fee, and 0.01% representing the Portfolio's pro rata Trustees' fees.

(8) Pacific Investment Management Company LLC ("PIMCO") has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Without such reduction, Total Annual Expenses for the fiscal year ended December 31, 2001 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.


(9) Administrative class shares are defined in the current PIMCO Total Return Portfolio prospectus.


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